SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K



                                CURRENT FORM



                   Pursuant to Section 13 or 15(D) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): October  22, 2003



                               NewMil Bancorp, Inc.
                  (Exact name of registrant as specified in its charter)



         Delaware                     0-16455           06-1186389
  (State or other jurisdiction      (Commission       (I.R.S. Employer
       of incorporation)             File Number)    Identification No.)



    19 Main Street, P.O. Box 600, New Milford, CT            06776
      (Address of principal executive offices)             (Zip code)



                                (860) 355-7600
           (Registrant's telephone number, including area code)



                                      N/A
      (Former name or former address, if changed since last report)





 ITEM 5     Other Events
            ------------



            In a press release attached to this 8-K as Exhibit 1, the Company announced quarterly earnings.




                               SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           NEWMIL BANCORP, INC.
                           Registrant




 October 22, 2003            By:  /s/  B. Ian McMahon
                                 -------------------------

                                  B. Ian McMahon
                             Its: Senior Vice President